                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                              -----------------

                                  FORM 8-K

                               Current Report

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                      Date of Report:    March 7, 1994
                                      --------------------


                               Amax Gold Inc.
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           (Exact name of Registrant as specified in its charter)


      Delaware                      1-9620                   061199974
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(State or other jurisdiction     (Commission              (IRS Employer
    of incorporation)             File No.)             Identification No.)


      9100 East Mineral Circle                                 80155
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      (Address of principal executive offices)               (Zip Code)


      Registrant's Telephone Number,
      including area code                                (303) 643-5500
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Item 4.  Changes in Registrant's Certifying Accountant.
         ---------------------------------------------

         (a)  Previous independent accountants

              (i) On March 1, 1994, Registrant's Board of Directors decided to appoint Price Waterhouse as Registrant's independent accountants for fiscal year 1994, subject to ratification by the stockholders at the Annual Meeting of Stockholders to be held May 5, 1994. Price Waterhouse replaces Coopers & Lybrand who have been Registrant's independent accountants since Registrant's inception in 1987. The change was made to realize certain synergies between Registrant and its new 40% stockholder Cyprus Amax Minerals Company following the merger of AMAX Inc. with and into Cyprus Minerals Company on November 15, 1993. Price Waterhouse are the independent accountants for Cyprus Amax.

             (ii) The reports of Coopers & Lybrand on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

            (iii) The Registrant's Audit Committee participated in and approved the decision to change independent accountants.

             (iv) In connection with its audits for the two most recent fiscal years and through March 1, 1994, there have been no disagreements with Coopers & Lybrand on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Coopers & Lybrand would have caused them to make reference thereto in their report on the financial statements for such years.

              (v) During the two most recent fiscal years and through March 1, 1994, there have been no reportable events (as defined in Regulation S-K Item 304(a)(l)(v)).

             (vi) The Registrant has requested that Coopers & Lybrand furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated March 7, 1994 is filed as Exhibit 1 to this Form 8-K.

         (b)  New independent accountants

              (i) The Registrant engaged Price Waterhouse as its new independent accountants as of March 1, 1994. During the two most recent fiscal years and through March 1, 1994, the Registrant has not consulted with Price Waterhouse on
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                   items which (1) were or should have been subject to
                   Statement of Auditing Standards No. 50 or (2) concerned the subject matter of a disagreement or reportable event with the former auditor, (as described in Regulation S-K
                   Item 304(a) (2)).

                  Item 7. Financial Statements and Exhibits
                          ---------------------------------
                   (c) Exhibits -

                     No.      Category        Exhibit
                    ----      --------        -------------
                     1           16           Letter from the Company's
                                              previous independent
                                              accountants regarding their
                                              agreement with the statements
                                              made in this Form 8-K regarding
                                              their Firm.

                                  SIGNATURE
                                  ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 7, 1994


                                Amax Gold Inc.

                                By: /s/ Pamela L. Saxton
                                    ---------------------------
                                    Pamela L. Saxton
                                    Vice President & Controller

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[LETTERHEAD OF COOPERS & LYBRAND APPEARS HERE]


March 7, 1994

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read the statements made by Amax Gold Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report for the month of March 1994. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,


/s/ COOPERS & LYBRAND

COOPERS & LYBRAND


Attachment